================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2007


                         CHENIERE ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          Delaware                         1-33366                20-5913059
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  700 Milam Street
                     Suite 800
                    Houston, Texas                              77002
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01       Other Events.

     On November 12, 2007, Cheniere Energy Partners, L.P. announced that it is holding a non-binding open season for a proposed new natural gas transportation project called the Louisiana Natural Gas Header. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.


Item 9.01       Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number          Description
-------         -----------

99.1            Press Release, dated November 12, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHENIERE ENERGY PARTNERS, L.P.

                                        By: CHENIERE ENERGY PARTNERS GP, LLC,
                                            its general partner


Date: November 12, 2007                 By: /s/ Don A. Turkleson
                                            ------------------------------------
                                            Name:  Don A. Turkleson
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
99.1            Press Release, dated November 12, 2007.*


------------
*Filed herewith